SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 14, 2006

                                ACIES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

     Nevada                         000-49724                    91-2079553
     ------                         ---------                    ----------
(State Or Other                    (Commission                 (IRS Employer
Jurisdiction Of                    File Number)              Identification No.)
 Incorporation)

           14 Wall Street, Suite 1620, New York, New York    10005
           -------------------------------------------------------
         (Address of Principal Executive Offices)          (Zip Code)

       Registrant's telephone number, including area code: (800) 361-5540

                                 Not Applicable
                                 --------------
            (Former Address, if changed since Last Report) (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01         OTHER EVENTS.

      On April 14, 2006, the Board of Directors of Acies Corporation (the "Company") approved an increase in the size of the Board of Directors to five members. The Board of Directors nominated Bonnie K. Wachtel and William B.G.
Scigliano to serve as independent members of the Board, and also nominated Jeffrey A. Tischler, the Chief Financial Officer of the Company, to serve as a member of the Board. The Company anticipates that all three nominees will be appointed to the Board at the next meeting of the Board of Directors, to be held on or about May 15, 2006, and will serve until the next annual meeting of stockholders of the Company.

      A copy of the press release announcing the nomination of Ms. Wachtel, Mr. Scigliano and Mr. Tischler is being filed with this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      Exhibits

         Exhibit 99.1 - Press Release dated April 17, 2006.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ACIES CORPORATION


                                                By: /s/ Jeffrey A. Tischler
                                                   ------------------------
                                                 Name:  Jeffrey A. Tischler
                                                 Title:  Chief Financial Officer

Dated:  April 19, 2006


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